OLD MUTUAL FUNDS I

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

Supplement dated March 3, 2008

to the Statement of Additional Information dated November 19, 2007

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of the above named funds, series funds of Old Mutual Funds I. You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Trustee Compensation

The section of the SAI entitled “Trustees and Officers of the Trust – Trustee Compensation” is amended by adding the following paragraph to the end of the section:

Effective May 21, 2008, each Independent Trustee and Advisory Trustee will receive the following: $30,000 annual retainer; up to $1,000 for attendance at each special telephonic meeting of the Board, at the discretion of the Chairman of the Board; up to $3,000 for attendance at each special in-person meeting of the Board, at the discretion of the Chairman of the Board; plus related travel and out-of-pocket expenses. In addition, the Chairman of the Board will receive $25,000 annually.

Taxes

The section of the SAI entitled “Taxes” is amended on page 73 by adding the following after the first paragraph on that page:

As each Fund generally invests primarily in shares of underlying mutual funds its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even

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when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses by the Fund on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gains that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Depending on a Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund in the shares of the underlying fund, but instead to be treated as receiving a dividend. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

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OLD MUTUAL FUNDS I

Old Mutual Analytic Defensive Equity Fund

Old Mutual Analytic Global Defensive Equity Fund

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

Supplement dated March 3, 2008

to the Prospectus dated November 19, 2007

This Supplement updates certain information contained in the currently effective Prospectus of the above named funds, series funds of Old Mutual Funds I. You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND

The section of the Prospectus entitled “Fund Summaries – Old Mutual Copper Rock Emerging Growth Fund – Investment Objective and Main Investment Strategies” is amended by replacing the section in its entirety with the following:

Investment Objective and Main Investment Strategies

Old Mutual Copper Rock Emerging Growth Fund (the “Fund”) seeks to provide investors with capital appreciation.

Under normal market conditions, the Fund invests primarily in equity securities of emerging growth companies. The Fund emphasizes small- and mid-cap companies in its portfolio, that is, companies with market values within the range of market values of issuers included in the Russell 2500™ Growth Index. The index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. For purposes of the Fund’s investment policies, equity securities include common stocks, convertible debt, and other equity instruments with common stock characteristics, such as depositary receipts, warrants, rights, and preferred stocks.

The Fund may invest in emerging growth companies of any size. There is no minimum percentage of assets of either small- or mid-cap companies for the Fund’s investments, and it has the flexibility to invest substantially in either small- or mid-cap issuers. The Fund may at times be invested primarily in small-cap stocks.

In selecting securities, Copper Rock favors entrepreneurial companies that appear to be reasonably valued. It uses bottom-up fundamental research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. Copper Rock looks for companies with strong management, superior earnings growth prospects, and

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attractive relative valuations. Copper Rock sells or reduces holdings if its target price for a stock is attained, there is a change in the company’s management team or business objectives, or if there is deterioration in a company’s fundamentals.

Average Annual Total Returns as of December 31, 2007

The table below compares the performance of the Fund’s Institutional Class, Class A, Class C, and Class Z shares with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the indexes does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Institutional Class shares. After tax returns for Class A, Class C, and Class Z shares will vary.

	1 Year	Since Inception [1]
Institutional Class
Return Before Taxes	18.79%	14.70%
Return After Taxes on Distributions	16.66%	13.85%
Return After Taxes on Distributions and Sale of Fund Shares	12.85%	12.28%
Class A
Return Before Taxes	11.43%	11.44%
Class C
Return Before Taxes	16.29%	13.30%
Class Z
Return Before Taxes	18.41%	14.66%
Russell 2500™ Growth Index [2]	9.69%	9.94%
Russell 2000® Growth Index [3]	7.05%	8.57%

[1]	The inception date is July 29, 2005 for Institutional Class, Class A, Class C, and the Indexes. The inception date is December 9, 2005 for Class Z.

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The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

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The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. In future prospectuses, the Fund’s performance will no longer be compared to the Russell 2000® Growth Index, as the composition of the Fund’s portfolio is more closely aligned to the Russell 2500™ Growth Index.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

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OLD MUTUAL FUNDS I

Old Mutual Analytic Defensive Equity Fund

Old Mutual Analytic Global Defensive Equity Fund

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Bond Fund

Old Mutual International Equity Fund

Old Mutual Provident Mid-Cap Growth Fund

Supplement dated March 3, 2008

to the Statement of Additional Information dated February 1, 2008

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of the above named funds, series funds of Old Mutual Funds I. You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Trustee Compensation

The section of the SAI entitled “Trustees and Officers of the Trust – Trustee Compensation” is amended by adding the following paragraph to the end of the section:

Effective May 21, 2008, each Independent Trustee and Advisory Trustee will receive the following: $30,000 annual retainer; up to $1,000 for attendance at each special telephonic meeting of the Board, at the discretion of the Chairman of the Board; up to $3,000 for attendance at each special in-person meeting of the Board, at the discretion of the Chairman of the Board; plus related travel and out-of-pocket expenses. In addition, the Chairman of the Board will receive $25,000 annually.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-08-249	03/2008